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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 12, 2003
                                                           -------------



                                  NEXMED, INC.
                                  ------------
               (Exact Name of Registrant as Specified in Charter)



        Nevada                      0-22245                   87-0449967
        ------                      -------                   ----------
(State of incorporation)    (Commission File Number)         (IRS Employer
                                                         Identification Number)



 350 Corporate Boulevard, Robbinsville, New Jersey              08691
 -------------------------------------------------              -----
     (Address of Principal Executive Offices)                (Zip Code)



       Registrant's telephone number, including area code: (609) 208-9688
                                                            -------------



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ITEM 5.       OTHER EVENTS AND REQUIRED FD DISCLOSURE

         Reference is hereby made to the press release of NexMed, Inc., dated June 12, 2003, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
              AND EXHIBITS

     (c)      Exhibits:

              99.1    Press Release issued by NexMed, Inc., dated June 12, 2003



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEXMED, INC.



                                      By: /s/ Vivian H. Liu
                                          -----------------
                                      Name:  Vivian H. Liu
                                      Title: Vice President-Corporate Affairs
                                             and Secretary

Date:  June  12, 2003